Exhibit 10.7(a)

AMENDED SCHEDULE OF EXECUTIVE OFFICERS WHO HAVE EXECUTED A POST-TERMINATION AGREEMENT AND COVENANT NOT TO COMPETE IN THE FORM FILED AS EXHIBIT 10(p) TO THE ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED JANUARY 31, 2011 (this "Amended Schedule")

This Amended Schedule amends the Schedule of Executive Officers Who Have Executed a Post-Termination Agreement and Covenant Not to Compete that followed the form of Post-Termination Agreement and Covenant Not to Compete originally filed by Walmart Inc. (formerly Wal-Mart Stores, Inc.) as Exhibit 10(p) to its Annual Report on Form 10-K for the year ended January 31, 2011, as filed on March 30, 2011 (the "Form Agreement"). This Amended Schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the details in which the specific agreements executed in the form of the Form Agreement differ from the Form Agreement, in particular to set forth the persons who, with Walmart Inc., were parties to Post-Termination Agreements and Covenants Not to Compete in such form as of January 31, 2020.

Executive Officer Who is a Party to such a Post-Termination Agreement and Covenant Not to Compete	Date of Agreement	Value of Restricted Stock Award Granted in Connection with Agreement
Daniel J. Bartlett	May 16, 2013	Not Applicable
M. Brett Biggs	September 21, 2010	$500,000
Rachel L. Brand	February 21, 2018	Not Applicable
David Chojnowski	November 16, 2016	Not Applicable
John R. Furner	May 7, 2011	Not Applicable
C. Douglas McMillon	January 19, 2010	$2,000,000
Judith McKenna	May 18, 2015	Not Applicable
Kathryn McLay	December 24, 2015	Not Applicable
Donna Morris	December 17, 2019	Not Applicable